Buffalo Small Cap Fund
Schedule of Investments
September 30, 2019 (Unaudited)

Shares or Face Amount		Fair Value*
	COMMON STOCKS - 93.35%
	Communication Services - 3.83%
	Diversified Telecommunication Services - 1.73%
132,060	Bandwidth, Inc. (a)	$8,598,427

	Interactive Media & Services - 1.20%
192,755	CarGurus, Inc. (a)	5,965,767

	Media - 0.90%
132,345	Cardlytics, Inc. (a)	4,436,204

	Total Communication Services (Cost $18,126,660)	19,000,398

	Consumer Discretionary - 11.39%
	Auto Components - 1.00%
293,060	Motorcar Parts of America, Inc. (a)	4,952,714

	Hotels, Restaurants & Leisure - 6.54%
187,875	BJ's Restaurants Inc	7,297,065
154,455	Dave & Buster's Entertainment, Inc.	6,016,022
758,560	Everi Holdings Inc. (a)	6,417,417
396,230	Penn National Gaming, Inc. (a)	7,379,784
264,540	Red Rock Resorts, Inc. - Class A	5,371,485
		32,481,773
	Internet & Direct Marketing Retail - 1.14%
253,050	RealReal Inc/The (a)	5,658,198

	Specialty Retail - 2.14%
65,995	Floor & Decor Holdings, Inc. - Class A (a)	3,375,644
390,530	Guess?, Inc.	7,236,521
		10,612,165
	Textiles, Apparel & Luxury Goods - 0.57%
78,792	Steven Madden Ltd.	2,819,966

	Total Consumer Discretionary (Cost $64,498,635)	56,524,816

	Consumer Staples - 1.44%
	Beverages - 1.44%
143,730	MGP Ingredients, Inc.	7,140,506

	Total Consumer Staples (Cost $7,495,918)	7,140,506

	Energy - 1.65%
	Energy Equipment & Services - 1.65%
178,920	Cactus, Inc. (a)	5,177,945
65,230	Core Laboratories N.V. (b)	3,041,022
	Total Energy (Cost $7,880,069)	8,218,967

	Financials - 6.06%
	Capital Markets - 1.95%
169,900	Hamilton Lane Inc. - Class A	9,677,504

	Insurance - 4.11%
138,310	eHealth, Inc. (a)	9,237,725
235,355	Health Insurance Innovations, Inc. (a)	5,867,400
134,000	Palomar Holdings, Inc. (a)	5,282,280
		20,387,405
	Total Financials (Cost $19,868,170)	30,064,909

	Health Care - 28.22%
	Biotechnology - 9.87%
273,230	Amarin Corporation PLC - ADR (a)(b)	4,142,167
368,295	CareDx, Inc. (a)	8,327,150
171,545	Deciphera Pharmaceuticals, Inc. (a)	5,822,237
93,365	Ligand Pharmaceuticals, Inc. (a)	9,293,552
378,375	Natera, Inc. (a)	12,410,700
117,585	Repligen Corp. (a)	9,017,594
		49,013,400
	Health Care Equipment & Supplies - 3.31%
48,265	Novocure Ltd. (a)(b)	3,609,257
109,040	Quidel Corp. (a)	6,689,604
238,950	STAAR Surgical Co. (a)	6,160,131
		16,458,992
	Health Care Providers & Services - 1.51%
130,838	HealthEquity, Inc. (a)	7,476,737

	Health Care Technology - 4.32%
55,206	HMS Holdings Corp. (a)	1,902,675
113,955	Inspire Medical Systems, Inc. (a)	6,953,534
88,245	Teladoc Health, Inc. (a)	5,975,951
268,265	Vocera Communications, Inc. (a)	6,612,732
		21,444,892
	Life Sciences Tools & Services - 4.89%
51,660	Adaptive Biotechnologies Corporation (a)	1,596,294
47,795	Bio-Techne Corp.	9,352,048
250,965	Personalis, Inc. (a)	3,682,911
147,135	Quanterix Corp. (a)	3,231,085
120,225	Syneos Health, Inc. (a)	6,397,172
		24,259,510
	Pharmaceuticals - 4.32%
255,825	Aerie Pharmaceuticals, Inc. (a)	4,916,956
175,210	Catalent, Inc. (a)	8,350,509
404,890	Optinose, Inc. (a)	2,834,230
363,205	Verrica Pharmaceuticals, Inc. (a)(c)	5,360,906
		21,462,601
	Total Health Care (Cost $118,385,689)	140,116,132

	Industrials - 18.80%
	Air Freight & Logistics - 1.93%
455,680	Air Transport Services Group, Inc. (a)	9,578,394

	Building Products - 2.56%
298,645	PGT Innovations, Inc. (a)	5,157,599
83,265	Trex Co., Inc. (a)	7,571,287
		12,728,886
	Construction & Engineering - 3.15%
64,185	Dycom Industries, Inc. (a)	3,276,644
190,480	MasTec, Inc. (a)	12,367,867
		15,644,511
	Electrical Equipment - 1.78%
112,955	Generac Holdings, Inc. (a)	8,848,895

	Machinery - 3.78%
61,480	John Bean Technologies Corp.	6,112,956
410,795	Kornit Digital Ltd. (a)(b)	12,644,270
		18,757,226
	Professional Services - 3.27%
140,073	ICF International, Inc.	11,831,966
113,280	Korn Ferry	4,377,139
		16,209,105
	Trading Companies & Distributors - 2.33%
77,230	SiteOne Landscape Supply, Inc. (a)	5,716,565
280,915	Univar Inc. (a)	5,831,795
		11,548,360
	Total Industrials (Cost $72,874,993)	93,315,377

	Information Technology - 20.67%
	Communications Equipment - 1.61%
149,210	Lumentum Holdings, Inc. (a)	7,991,687

	IT Services - 1.57%
41,085	Endava Plc - ADR (a)(b)	1,555,067
76,466	InterXion Holding NV (a)(b)	6,228,921
		7,783,988
	Semiconductors & Semiconductor Equipment - 4.68%
144,330	Inphi Corporation (a)	8,811,346
67,590	Monolithic Power Systems, Inc.	10,519,032
80,360	Semtech Corp. (a)	3,906,300
		23,236,678
	Software - 12.81%
397,540	8x8, Inc. (a)	8,237,029
54,235	Avalara, Inc. (a)	3,649,473
50,620	CyberArk Software Ltd. (a)(b)	5,052,888
96,070	ForeScout Technologies, Inc. (a)	3,642,975
188,896	Mimecast Ltd. (a)(b)	6,737,920
63,500	Paylocity Holding Corp. (a)	6,196,330
446,005	Pluralsight, Inc. (a)	7,490,654
196,065	PROS Holdings, Inc. (a)	11,685,474
235,262	Tufin Software Technologies (a)(b)	3,872,413
117,795	Varonis Systems, Inc. (a)	7,041,785
		63,606,941
	Total Information Technology (Cost $62,512,658)	102,619,294

	Materials - 1.29%
	Construction Materials - 1.29%
287,588	Summit Materials, Inc. - Class A (a)	6,384,454

	Total Materials (Cost $4,837,201)	6,384,454

	TOTAL COMMON STOCKS (Cost $376,479,993)	463,384,853

	REITS - 2.46%
	Real Estate - 2.46%
	Equity Real Estate Investment Trusts (REITs) - 2.46%
154,650	CyrusOne, Inc.	12,232,815

	Total Real Estate (Cost $6,762,053)	12,232,815

	TOTAL REITS (Cost $6,762,053)	12,232,815

	SHORT TERM INVESTMENTS - 3.96%
	Investment Company - 3.96%
19,653,039	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.83% (d)	19,653,039
	Total Investment Company	19,653,039

	TOTAL SHORT TERM INVESTMENTS (Cost $19,653,039)	19,653,039

	Total Investments (Cost ($402,895,085) - 99.77%	495,270,707
	Other Assets in Excess of Liabilities - 0.23%	1,137,723
	TOTAL NET ASSETS - 100.00%	$496,408,430

ADR —American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $46,883,925 (9.44% of net assets) at September 30, 2019.
(c)	Illiquid Security. The total value of these securities amounted to $5,360,906 (1.08% of net assets) at September 30, 2019.
(d)	The rate quoted is the annualized seven-day effective yield as of September 30, 2019.
*	See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2019, none of the Funds held fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at September 30, 2019

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2019. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$463,384,853	-	-	$463,384,853
REITS	12,232,815	-		12,232,815
Short Term Investment	19,653,039	-	-	19,653,039
Total*	$495,270,707	$-	$-	$495,270,707

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended September 30, 2019.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
Certain of the Buffalo Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold written call options as of September 30, 2019. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any written put options as of September 30, 2019.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.